SUPPLEMENT TO THE PROSPECTUS

W&R Target Funds, Inc.

The following information replaces the first paragraph in the disclosure regarding the investment strategies of W&R Target Funds, Inc. Core Equity Portfolio in the section entitled "The Investment Principles of the Portfolios--Investment Goals, Principal Strategies and Other Investments:"

The goals of Core Equity Portfolio are to provide capital growth and income. The Portfolio seeks to achieve its goals by primarily investing, during normal market conditions, in common stocks of large, high-quality U.S., and to a lesser extent foreign, companies that are well known, have been consistently profitable and have dominant market positions in their industries. The Portfolio will, under normal market conditions, invest at least 80% of its net assets in equity securities, primarily common stocks and securities convertible into common stocks. There is no guarantee, however, that the Portfolio will achieve its goals.

To be attached to the cover page of the Prospectus of:

W&R Target Funds, Inc.
Dated May 1, 2002

This Supplement is dated July 31, 2002.

SUPPLEMENT TO THE STATEMENT OF ADDITIONAL INFORMATION

W&R Target Funds, Inc.

The following information supplements the information in the non-fundamental, or operating investment restrictions disclosure in the section entitled "Investment Restrictions and Limitations."

(22) At least 80% of Core Equity Portfolio's net assets
    will be invested during normal market conditions in
    equity securities.

To be attached to the cover page of the Statement of Additional Information dated May 1, 2002 of W&R Target Funds, Inc.

This Supplement is dated July 31, 2002.